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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 10, 1995
                                                   ----------------

                                 BORDEN, INC.
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            (Exact name of registrant as specified in its charter)



         New Jersey                   I-71                 13-0511250
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             file number)         Identification No.)



180 East Broad St., Columbus, OH                               43215
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(Address of principal executive offices)                     (zip code)




      Registrant's telephone number, including area code:   614-225-4000
                                                            ------------



                                Not Applicable
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        (Former name or former address, if changed since last report)





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Item 5.   Other Events
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On January 10, 1995, Borden, Inc. announced the resignation of Ervin R. Shames,
Director, President and Chief Executive Officer of Borden, Inc. In addition, Borden announced that C. Robert Kidder, former Chairman and Chief Executive Officer of Duracell International, Inc. has been appointed Chairman of the Board and Chief Executive Officer of Borden, Inc. The former Chairman, Henry
R. Kravis, will remain a Director of Borden, Inc.





                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BORDEN, INC.



Date:  January 11, 1995                 /s/ James C. Van Meter
                                        -------------------------
                                        James C. Van Meter
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer & Duly Authorized
                                        Signing Officer)





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